Exhibit 99.1

FOR IMMEDIATE RELEASE January 31, 2022	FOR FURTHER INFORMATION CONTACT BENJAMIN BOCHNOWSKI (219) 853-7575

FINWARD BANCORP AND PEOPLES BANK

COMPLETE ACQUISITION OF ROYAL FINANCIAL, INC. AND ROYAL SAVINGS BANK

Munster, Indiana – Finward Bancorp (Nasdaq: FNWD) (the “Bancorp” or “Finward”), the holding company for Peoples Bank, announced today that it has successfully completed the previously announced acquisition of Royal Financial, Inc. (OTCQX: RYFL) (“Royal Financial”) and its wholly-owned Illinois state chartered savings bank subsidiary, Royal Savings Bank, of Chicago, Illinois, in a stock and cash transaction. Simultaneous with the acquisition of Royal Financial by Finward, Royal Savings Bank merged with and into Peoples Bank.

Under the terms of the merger agreement, Royal Financial stockholders who owned 101 or more shares of Royal Financial common stock were permitted to elect to receive either 0.4609 shares of Finward common stock or $20.14 in cash, or a combination of both, for each share of Royal Financial common stock owned, subject to proration and allocation provisions such that 65% of the shares of Royal Financial common stock outstanding immediately prior to the closing of the merger were converted into the right to receive shares of Finward common stock and the remaining 35% of the outstanding Royal Financial shares were converted into the right to receive cash. Stockholders holding less than 101 shares of Royal Financial common stock will have the right to receive fixed consideration of $20.14 in cash and no stock consideration for each share of Royal Financial common stock.

As a result of Royal Financial stockholder stock and cash elections and the related allocation and proration provisions of the merger agreement, Finward expects to issue 795,423 shares of its common stock and pay cash consideration of approximately $18.7 million in the Merger, subject to the final accounting being performed by the exchange agent for the merger.  Based on the January 28, 2022 closing price of $47.75 per share of Finward common stock, the transaction has an implied valuation of approximately $56.7 million.

With the completion of the acquisition, Finward will have approximately $2.2 billion in consolidated assets, $1.4 billion in loans and $1.9 billion in deposits. The acquisition will further expand Peoples Bank’s retail banking network in the Chicagoland market, bringing the total number of full-service Banking Centers to 30.

The banks will ultimately operate under the name Peoples Bank, although the current offices of Royal Savings Bank will continue to operate under that name until the systems integration process is completed in April 2022. Upon completion of the integration process, Royal Savings Bank customer accounts will automatically change to Peoples Bank accounts with no action required on the part of the customer.

“This is a significant milestone for Peoples Bank and Finward Bancorp. Our merger with Royal Financial represents the capstone of a strategic push into the greater Chicagoland market almost five years ago, and we are now positioned for significant growth in our markets of Northwest Indiana, Suburban Chicagoland, and the City of Chicago. We now have the scale to make the kinds of investments that will keep us relevant to today’s customers, drive efficiency that will help us serve our customers better than ever, and to focus on further strategic growth. I want to extend my sincere gratitude to Leonard Szwajkowski, the Royal Financial Board of Directors, and the entire Royal team for their dedication to their company and their hard work to bring our companies together,” said Benjamin Bochnowski, President and CEO of Finward.

“We are very pleased to close our merger with Finward Bancorp and Peoples Bank,” said Leonard Szwajkowski, President and CEO of Royal Financial.  “The additional scale and added products and service offerings created by today’s merger will enhance the experience for current customers of Royal, enhance community partnerships, and increase staff development while continuing to increase shareholder value with a strong currency.”

As part of the merger, Finward and Peoples Bank have added Robert W. Youman to their respective boards of directors.

Finward Bancorp was advised by, and received a fairness opinion from, Stephens Inc., and was advised by Barnes & Thornburg LLP as legal counsel. Royal Financial, Inc. was advised by, and received a fairness opinion from, Boenning & Scattergood, Inc., and was advised by Howard & Howard Attorneys PLLC as legal counsel.

About Finward Bancorp

Finward Bancorp is a locally managed and independent financial holding company headquartered in Munster, Indiana, whose activities are primarily limited to holding the stock of Peoples Bank. Peoples Bank provides a wide range of personal, business, electronic and wealth management financial services from its 30 locations in Lake and Porter Counties in Northwest Indiana and the Chicagoland area. Finward Bancorp’s common stock is listed on the Nasdaq Capital Market under the symbol FNWD. The website ibankpeoples.com provides information on Peoples Bank’s products and services, and Finward Bancorp’s investor relations.

Forward Looking Statements

This press release may contain forward-looking statements regarding the financial performance, business prospects, growth, and operating strategies of Finward.  For these statements, Finward claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  Statements in this communication should be considered in conjunction with the other information available about Finward, including the information in the filings Finward makes with the SEC.  Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include: difficulties and delays in integrating Finward’s and Royal Financial’s businesses or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Finward’s products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.  Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Finward’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov).  All subsequent written and oral forward-looking statements concerning Finward or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.  Except as required by law, Finward does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.